                                                                    Exhibit 10.4
                                Equipment Lease

This form is subject to Federal and State legal requirements.

1.     Equipment Leased.

Lessor hereby leases to Lessee, and Lessee hereby hires and takes from Lessor the following-described personal property (hereinafter, with all attachments, replacement parts, substitutions, additions, repairs and accessories incorporated therein and/or affixed thereto, and proceeds, referred to as "Equipment"): Describe Equipment fully, including make, kind of unit, model and serial numbers, and any other pertinent information.

One (1) Deltacom Confertech Allegro Conference Bridge Audio Teleconferencing
        System S/N:  Listing of equipment w/ serial numbers attached.

And Lessor agrees within 0 days from the date hereof to cause said Equipment to be delivered to Lessee, f.o.b.

--------------------------------------------------------------------------------

2.     Term.

This Lease is for a term of 60 months, on ____________________________, and ending on ___________________________.

3.     Rentals.

For said term or any portion thereof, Lessee shall pay to Lessor rentals aggregating $122,343.00, of which $4,078.10 is herewith paid in advance and the balance of the rental, $118,264.90, is payable in 58 equal, successive, monthly rental payments of $2,039.05 each, of which the first is due ___________________ and the others on a like date of each month thereafter, until fully paid.

4.     Purchase Option.

At the expiration of the original term hereof, if Lessee has paid in full all rentals owing under this Lease, and be not then in default hereunder, Lessee shall have the option to purchase all but not less than all the items of Equipment hereunder upon giving written notice to Lessor not less than 30 days prior to the expiration of the original term hereof.

The purchase price shall be $1.00.

5.     Use, Nature and Location of Equipment.

Lessee warrants and agrees that the Equipment is to be used primary for:
 x  business or commercial purposes (other than agricultural),
---
___ agricultural purposes (see definition on the final page), or
___ both agricultural and business or commercial purposes.

Lessee and Lessor agree that regardless of the manner of affixation, the Equipment shall remain personal property and not become part of the real estate. Lessee agrees to keep the Equipment at
100 Hartsfield Centre Pkwy., Ste. 300 Atlanta    Fulton  GA    30354
--------------------------------------------------------------------
Address                               City        County  State Zip code

but upon prior written notice to Lessor may change the location of the Equipment within such State. Lessee will not remove the Equipment from such State without the prior written consent of Lessor (except that in the State of Pennsylvania, the Equipment will not be removed from the above location without such prior written consent).

6.     Repairs.

Lessor shall not be obligated to install, erect, test, adjust, service or make any repairs or replacements; Lessee shall not incur for Lessor's account or liability any expense therefor without Lessor's prior written consent. Lessee shall inspect the Equipment within 48 hours after its receipt; unless within said time Lessee notifies Lessor, stating the details of any defects, Lessee shall be conclusively presumed to have accepted the Equipment in its then condition. Thereafter, Lessee shall effect and bear the expense of all necessary repairs, maintenance, operation and replacements required to be made to maintain the Equipment in good condition, normal wear and tear excepted.

7.     Operators.

Lessee shall cause the Equipment to be operated by competent employees only, and shall pay all expenses of operation.

8.     Liability.

Lessee shall indemnify and save Lessor harmless from any and all injury to or loss of the Equipment from whatever cause, and from liability arising out of the use, maintenance and/or delivery thereof, but shall be credited with any amounts received by Lessor from insurance procured by Lessee. Damage for any loss or injury shall be based on the then true and reasonable market value of the Equipment irrespective of rentals theretofore paid or accrued.

9.     Insurance.

All risk of loss, damage to or destruction of the collateral shall at all times be on Lessee. Lessee will procure forthwith and maintain at Lessee's expense insurance against all risks of loss or physical damage to the collateral for the full insurable value thereof for [ ] life of this Lease plus breach of warranty insurance and such other) insurance thereon in amounts and against such risks as Lessor may specify, and shall promptly deliver each policy to Lessor with a standard long-form mortgagee endorsement attached thereto showing loss payable to Lessor; and providing Lessor with not less than 30 days written notice of cancellation; each such policy shall be in form, terms and amount and with insurance carriers satisfactory to Lessor; Lessor's acceptance of policies in lesser amounts or risks shall not be a waiver of Lessee's foregoing obligation. As to Lessor's interest in such policy, no act or omission of Lessee or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

Lessee hereby assigns to Lessor any monies which may become payable under any such policy of insurance and irrevocably constitutes and appoints Lessor as Lessee's attorney in fact (a) to hold each original insurance policy, (b) to make, settle and adjust claims under each policy of insurance, (c) to make claims for any monies which may become payable under such and other insurance on the collateral including returned or unearned premiums, and (d) to endorse Lessee's name on any check, draft or other instrument received in payment of claims or returned or unearned premiums under each policy and to apply the funds to the payment of the indebtedness owing to Lessor; provided, however, Lessor is under no obligation to do any of the foregoing.

Should Lessee fail to furnish such insurance policy to Lessor, or to maintain such policy in full force, or to pay any premium in whole or in part relating thereto, then Lessor, without waiving or releasing any default or obligation by Lessee, may (but shall be under no obligation to) obtain and maintain insurance and pay the premium therefor on behalf of Lessee and charge the premium to Lessee's indebtedness under this Lease. The full amount of any such premium paid by Lessor shall be payable by Lessee upon demand, and failure to pay same shall constitute an event of default under this Lease.

10.    Taxes.

Lessee shall comply with and conform to all laws, ordinances and regulations relating to the ownership, possession, use or maintenance of the Equipment, and save Lessor harmless against actual or asserted violations, and pay all costs and expenses of every character occasioned by or arising out of such use.
Lessee agrees that, during the term of this Lease, in addition to the rent and all other amounts provided herein to be paid, it will promptly pay all taxes, assessments and other governmental charges (including penalties and interest, if any, and fees for titling or registration, if required) levied or assessed:

       (a) upon the interest of the Lessee in the Equipment or upon the use or operation thereof or on the earnings arising therefrom; and

       (b) against Lessor on account of its acquisition or ownership of the Equipment or any part thereof; or the use or operation thereof of the leasing thereof to the Lessee, or the rent herein provided for, or the earnings arising therefrom, exclusive, however, of any taxes based on net income of Lessor.

Lessee agrees to file, in behalf of Lessor, all required tax returns and reports concerning the equipment with all appropriate governmental agencies, and within not more than 45 days after the due date of such filing, to send Lessor confirmation, in form satisfactory to Lessor, of such filing.

11.    Title.

All said Equipment shall remain personal property, and title thereto shall remain in Lessor exclusively. Lessee shall keep the Equipment free from any and all liens and claims, and shall do or permit no act or thing whereby Lessor's title or rights may be encumbered or impaired. Upon expiration or termination hereof by other than default, the Equipment shall be returned unencumbered to Lessor by Lessee at the place where the rent is payable or to such other place as Lessor and Lessee agree upon, at Lessee's sole expense and in the same condition as when received by Lessee, normal wear and tear resulting from proper use thereof alone excepted. Lessee shall pay rent at the said rate until all said Equipment arrives at Lessor's premises, or other place designated by Lessor.

12.    Inspection.

Lessee shall, whenever requested, advise Lessor of the exact location and condition of the Equipment and shall give Lessor immediate notice of any attachment or other judicial process affecting the Equipment, and indemnify and save Lessor harmless [ ] any loss or damage caused thereby. Lessor may, for the purpose of inspection, at all reasonable times enter upon any job, building or place where the Equipment is located; and may remove the Equipment forthwith, without notice to Lessee, if the Equipment is, in the opinion of Lessor, being used beyond its capacity or in any manner improperly cared for or abused.

13.    Non-Waiver.

Time is of the essence. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith or with any other provision. Waiver of any default shall not waive any other default. No remedy of Lessor hereunder shall be exclusive of any other remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy.

14.    No Warranty.

Lessor, not being the manufacturer of the Equipment, nor manufacturer's agent, makes no warranty or representation, either express or implied, as to the fitness, quality, design, condition, capacity, suitability, merchantability or performance of the Equipment or of the material or workmanship thereof, it being agreed that the equipment is leased "as is" and that all such risks, as between the Lessor and the Lessee, are to be borne by the Lessee at its sole risk and expense. Lessee accordingly agrees not to assert any claim whatsoever against the Lessor based thereon. Lessee further agrees, regardless of cause, not to assert any claim whatsoever against the Lessor for loss of anticipatory profits or consequential damages. No oral agreement, guaranty, promise, condition, representation or warranty shall be binding; all prior conversations, agreements or representations related hereto and/or to said Equipment are integrated herein.

15.    Possession.

Lessor covenants to and with Lessee that Lessor is the lawful owner of said Equipment free from all encumbrances and that, conditioned upon Lessee's performing the conditions hereof, Lessee shall peaceably and quietly hold, possess and use the equipment during said term without let or hindrance.

16.    Performance of Obligations of Lessee by Lessor.

In the event that the Lessee shall fail duly and promptly to perform any of its obligations under the provisions of this Lease, the Lessor may, at its option, perform the same for the account of Lessee without thereby waiving such default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by the Lessor in such performance, together with interest at the rate of 1 1/2% per month thereon until paid by the Lessee to the Lessor, shall be payable by the Lessee upon demand as additional rent for the Equipment.

17.    Further Assurances.

Lessee shall execute and deliver to Lessor, upon Lessor's request such instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of this Lease and Lessor's rights hereunder.

18.    Default.

An Event of Default shall occur if:

       (a) Lessee fails to pay when due any installment of rent and such failure continues for a period of 10 days;

       (b) Lessee shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure continues uncured for 15 days after written notice thereof to Lessee by Lessor;

       (c) Lessee dies, ceases doing business as a going concern, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation, or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation;

       (d) within 60 days after the commencement of any proceedings against Lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated; or

       (e) Lessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any item thereof.

Upon the occurrence of an Event of Default, Lessor, at its option, may:

       (a) declare all sums due and to become due hereunder immediately due and payable;

       (b) proceed by appropriate court action or actions or other proceedings either at law or equity to enforce performance by the Lessee of any and all covenants of this Lease and to recover damages for the breach thereof;

       (c) demand that Lessee deliver the Equipment forthwith to Lessor at Lessee's expense at such place as Lessor may designate; and

       (d) Lessor and/or its agents may, without notice or liability or legal process, enter into any premises of or under control or jurisdiction of Lessee or any agent of Lessee where the Equipment may be or by Lessor is believed to be, and repossess all or any item thereof, disconnecting and separating all thereof from any other property and using all force necessary or permitted by applicable law so to do, Lessee hereby expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession; Lessor may sell or lease the Equipment at a time and location of its choosing provided that the Lessor acts in good faith and in a commercially reasonable manner, but the Lessor shall, nevertheless, be entitled to recover immediately as liquidated damages for loss of the bargain and not as a penalty any unpaid rent that accrued on or before the occurrence of the event of default plus an amount equal to the difference between the aggregate rent reserved hereunder for the unexpired term of this Lease and the then aggregate rental value of all Equipment for such unexpired term, provided, however, that if any statute governing the proceeding in which such damages are to be proved specifies the amount of such claim, Lessor shall be entitled to prove as and for damages for the breach an amount equal to that allowed under such statute. The provisions of this Paragraph shall be without prejudice to any rights given to the Lessor by such statute to prove for any amounts allowed thereby. Should any proceedings be instituted by or against Lessor for monies due to Lessor hereunder and/or for possession of any or all of the Equipment or for any other relief, Lessee shall pay a reasonable sum as attorneys' fees. No remedy referred to herein is intended to be exclusive of any other remedy statedherein or of any other remedy otherwise available to Lessor at law or in equity.

19.    Assignments.

Without the prior written consent of Lessor, Lessee shall not assign this Lease or its interests hereunder or enter into any sub-lease with respect to the Equipment covered hereby, it being agreed Lessor will not unreasonably withhold its consent to a sub-lease of the Equipment. The conditions hereof shall bind any permitted successors and assigns of Lessee. Lessor may assign the rents reserved herein or all or any of Lessor's other rights hereunder. After such assignment, Lessor shall not be assignee's agent for any purpose; Lessee will settle all claims arising out of alleged breach of warranties or otherwise, defenses, set-offs and counterclaims it may have against Lessor directly with Lessor, and not set up any such against Lessor's assignee, Lessor hereby agreeing to remain responsible therefor. Lessee on receiving notice of any such assignment shall abide thereby and make payment as may therein be directed. Following such assignment, solely for the purpose of determining assignee's rights hereunder, the term "Lessor" shall be deemed to include or refer to Lessor's assignee.

20.    Miscellaneous.

Lessee will not change or remove any insignia or lettering on the Equipment and shall conspicuously identify each item of the Equipment by suitable lettering thereon to indicate Lessor's ownership. All transportation charges shall be borne by Lessee. All notices relating hereto shall be sent certified mail, return receipt requested to Lessor or Lessee at its respective address shown herein or at any later address last known to the sender. If any part hereof is contrary to, prohibited by or deemed invalid under applicable laws or regulations of any jurisdiction, such provision shall be inapplicable and deemed omitted but shall not invalidate the remaining provisions hereof. Lessee waives all rights under all exemption laws. Lessee acknowledges the receipt of a true copy of this Lease. The Lease is irrevocable for the full term hereof and for the aggregate rental herein reserved, and the rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by Lessor or for any other reason. Any payment not made when due shall, at the option of Lessor, bear late charges thereon calculated at the rate of 1 1/2% per month, but in no event greater than the highest rate permitted by relevant law. In the event this Lease is deemed to be a lease intended as security, Lessee grants Lessor a security interest in the Equipment as security for all of Lessee's indebtedness and obligations owing under this Lease as well as all other present and future indebtedness and obligations of Lessee to Lessor of every kind and nature whatsoever. Lessee shall be responsible for and pay to Lessor a returned check fee, not to exceed the maximum permitted by law, which fee will be equal to the sum of (i) the actual bank charges incurred by Lessor plus (ii) all other actual costs and expenses incurred by Lessor. The return check fee is payable upon demand as additional rent under this Equipment Lease.

This Lease contains the entire agreement between the parties with respect to the Equipment, and may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought. Lessee's initials

If Lessee is a corporation, this Lease is executed by authority of its Board of Directors.

Dated:      11/11/96
            --------

Lessee:

Conference Source International, Inc.
--------------------------------------------------------------------------------
Name of individual, corporation or partnership


By  /s/                               Title  Treasurer
  ------------------------------------      ------------------------------------
  If corporation, have signed by President, Vice President or Treasurer, and give official title. If owner or partner, state which.

100 Hartsfield Centre Pkwy., Suite 300
--------------------------------------------------------------------------------
Address

Atlanta                                                  GA         30354
--------------------------------------------------------------------------------
City                                                     State      Zip Code

Lessor:

The CIT Group/Equipment Financing, Inc.
--------------------------------------------------------------------------------
Name of Individual, corporation or partnership


By_________________________________________Title________________________________
  If corporation, have signed by President, Vice President or Treasurer, and give official title. If owner or partner, state which.

900 Ashwood Parkway, 6/th/ Floor
--------------------------------------------------------------------------------
Address

Atlanta                                                  GA         30338
--------------------------------------------------------------------------------
City                                                     State      Zip Code


________________________________________________________________________________
If Debtor is a partnership, enter:

Partners' names                             Home addresses
---------------                             --------------

________________________________________________________________________________

NOTICE: Do not use this form for transactions for personal, family or household purposes. For agricultural and other transactions subject to Federal or State regulations, consult legal counsel to determine documentation requirements.

Agricultural purposes generally means farming, including dairy farming, but it also includes the transportation, harvesting, and processing of farm, dairy, or forest products if what is transported, harvested, or processed is farm, dairy, or forest products grown or bred by the user of the Equipment itself. It does not apply, for instance, to a logger who harvests someone else's forest, or a
[   ] who prepares land or harvests products on someone else's farm.

                                 Lease Guaranty

To:

The CIT Group/Equipment Financing, Inc.
--------------------------------------------------------------------------------
Lessor

900 Ashwood Parkway, 6/th/ Floor
--------------------------------------------------------------------------------
Address


Atlanta                                                  GA         30338
--------------------------------------------------------------------------------
City                                                     State      Zip Code

Re:

Conference Source International, Inc.
--------------------------------------------------------------------------------
Lessee

100 Hartsfield Centre Pkwy., Suite 300
--------------------------------------------------------------------------------
Address

Atlanta                                                  GA         30354
--------------------------------------------------------------------------------
City                                                     State      Zip Code

Date of Lease
             -------------------------------

Aggregate Unpaid Rentals $122,343.00
                          ------------------

Each of us severally requests you as lessor to enter into a certain lease agreement dated as set forth above, with the above-named lessee, and to induce you to do so and in consideration thereof and of benefits to accrue to each of us therefrom, each of us, as a primary obligor, jointly, severally and unconditionally guarantees to you that the lessee will fully and promptly pay, when due, every rental installment and all other sums payable under such lease and perform all of lessee's present and future obligations to you under this lease, irrespective of any invalidity or unenforceability of any such obligation or the insufficiency, invalidity or unenforceability of any security therefor, and agrees, without your first having to proceed against the lessee or to liquidate the lease agreement or the leased property, to pay on demand the entire unpaid balance of the rentals and any other amounts due under said lease and to become due you from the lessee and all losses, costs, attorneys' fees or expenses which may be suffered by you by reason of lessee's default or default of any of the undersigned; and agrees to be bound by and on demand to pay any deficiency established by a sale of the lease and/or the leased property, with or without notice to us. This guaranty is an unconditional guarantee of payment and performance. No guarantor shall be released or discharged, either in whole or in part, by your failure or delay to perfect or continue the perfection of any security interest in any property which secures the obligations of lessee or any of us to you, or to protect the property covered by such security interest.

No termination hereof shall be effected by the death of any or all of us. No termination shall be effective except by notice sent to you by certified mail return receipt requested naming a termination date effective not less than 90 days after the receipt of such notice by you; or effective as to any of us who has not given such notice; or affect any transaction effected prior to the effective date of termination.

Each of us waives: notice of acceptance hereof; presentment, demand, protest and notice of nonpayment or protest as to any note or obligation signed, accepted, endorsed or assigned to you by lessee; all exemptions and homestead laws and any other demands and notices required by law; any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which any of us may now or hereafter have against the lessee or any other person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the lessee's property (including, without limitation, property collateralizing its obligations to you), arising from the existence or performance of this guaranty; all setoffs and counterclaims; and any duty on your part (should such duty exist) to disclose to any of us any matter, fact or thing related to the business operations or condition (financial or otherwise) of the lessee or its affiliates or property, whether now or hereafter known by you.

You may at any time, without our consent, without notice to us and without affecting or impairing the obligation of any of us hereunder, do any of the following:

       (a) renew, extend, (including extensions beyond the original term of such lease), modify, release or discharge any obligations of lessee, of co-guarantors (whether hereunder or under a separate instrument) or of any other party at any time directly or contingently liable for the payment of lessee's obligations under the lease;

       (b)   agree to the substitution of a lessee;

       (c)   accept partial payments of lessee's obligations under the lease;

       (d) accept new or additional documents, instruments or agreements relating to or in substitution of lessee's obligations under the lease;

       (e) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of lessee's obligations under the lease or the leased property in any manner;

       (f) consent to the transfer or return of the leased property and take and hold additional security or guaranties for lessee's obligations under the lease;

       (g)   amend, exchange, release or waive any security or guaranty; or

       (h) bid and purchase at any sale of the lease or the leased property and apply any proceeds or security, and direct the order and manner of sale.

If a claim is made upon you at any time for repayment or recovery of any amount(s) or other value received by you, from any source, in payment of or on account of any of the obligations of the lessee guaranteed hereunder and you repay or otherwise become liable for all or any part of such claim by reason of:

       (a) any judgment, decree or order of any court or administrative body having competent jurisdiction; or

       (b)   any settlement or compromise of any such claim,

we shall remain jointly and severally liable to you hereunder for the amount so repaid or for which you are otherwise liable to the same extent as if such amount(s) had never been received by you, notwithstanding any termination hereof or the cancellation of any note or other agreement evidencing any of the obligations of the lessee.

This guaranty shall bind our respective heirs, administrators, representatives, successors, and assigns, and shall inure to your successors and assigns, including, but not limited to, any party to whom you may assign such lease, we hereby waiving notice of any such assignment. All of your rights are cumulative and not alternative.

By execution of this guaranty each guarantor hereunder agrees to waive all rights to trial by jury in any action, proceeding, or counterclaim on any matter whatsoever arising out of, in connection with, or related to this guaranty.

Executed   11/11/96            .
        -----------------------

Individual             NOTE:  Individual guarantors must sign without titles.
Guarantors                    Sign "John Smith," not "John Smith, President."
                              Use street addresses not P.O. Boxes.

Judy B. Crawford     /s/                                   Individually
----------------------------------------------------------

7730 Dunvegan Close, Dunwoody, GA 30350                    Home Address
----------------------------------------------------------

                                   EXHIBIT A
                             TO PURCHASE AGREEMENT
                 BETWEEN CONFERENCE SOURCE INTERNATIONAL, INC.,
                               AND DELTACOM, INC.

                      Description of Bridge and Inventory
                      -----------------------------------

Conference Bridge:
------------------

One (1) 144 Port Allegro X/CS Audio Teleconferencing System, Serial #HC-5166, including:

--------------------------------------------------------------------------------
Quantity      Description                                Serial Number
--------------------------------------------------------------------------------
One (1)       Network Line Card                          NL-000194
One (1)       Routing Control Module                     RC-000223
One (1)       3.5" Desk Drive Module                     182414192310
One (1)       Tape Drive Module                          935420
One (1)       Central Processing Unit 40 B/16            989M220N8511
One (1)       Parallel Interface Module (XYCOM-290)      416535
One (1)       Control Line Card                          CL-000190
One (1)       Voice Response Module                      VR-000259
One (1)       Digital Conferencing Module                DC-000335
One (1)       Digital Conferencing Module                DC-000438
One (1)       Intelligent Serial Interface Module - 2    831B211M4106
One (1)       Intelligent Serial Interface Module - 2    306B211M4209
One (1)       Intelligent Serial Interface Module - 2    306B211M4205
One (1)       Intelligent Serial Interface Module - 2    831B211M4137
One (1)       Operator Interface Module                  N/A
One (1)       Operator Interface Module                  N/A
One (1)       Operator Interface Module                  N/A
One (1)       Operator Interface Module                  N/A
One (1)       Operator Interface Module                  N/A
One (1)       Operator Interface Module                  N/A
One (1)       Operator Headset Assembly                  15738
One (1)       Operator Headset Assembly                  15739
One (1)       Operator Headset Assembly                  2301
One (1)       Operator Headset Assembly                  15814
One (1)       Operator Headset Assembly                  15815
One (1)       Terminal Station                           OLZ14500966
One (1)       Terminal Station                           OLZ14500980
One (1)       Terminal Station                           OLZ14101458
One (1)       Terminal Station                           OLZ14101302
One (1)       Terminal Station                           OLZ14500959
One (1)       Terminal Station                           OLZ14101305

One (1)       Operator Line Card                         OL-000434
One (1)       Operator Line Card                         OL-000590
One (1)       Operator Line Card                         OL-000591
One (1)       Operator Line Card                         OL-000572
One (1)       Operator Line Card                         OL-000495
One (1)       Operator Line Card                         OL-000399
One (1)       Operator Line Card                         OL-000595
One (1)       Channel Processor Module                   CP2-001172
One (1)       Channel Processor Module                   CP2-001110
One (1)       Channel Processor Module                   CP2-001203
One (1)       Channel Processor Module                   CP2-001207
One (1)       Channel Processor Module                   CP2-001202
One (1)       Channel Processor Module                   CP2-001195
One (1)       Channel Processor Module                   CP2-001187

Inventory:
----------

--------------------------------------------------------------------------------
Quantity      Description                                Serial Number
--------------------------------------------------------------------------------
One (1)       Channel Processor Module                   511M2217N5940
One (1)       Parallel Interface Module                  416549
One (1)       Disk Drive Module                          182415183610F
One (1)       Intelligent Serial Interface Module        204B300A0177
One (1)       Network Line Card                          NL-000198
One (1)       Routing Control Module                     RC-000158
One (1)       Digital Conferencing Module                DC-000378
One (1)       Operator Interface Module                  N/A
One (1)       Operator Interface Module                  N/A
